3: UNITED STATES SECURITIES AND EXCHANGE COMMISSION

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 23, 2002
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Page 1 of 4 Pages.
Exhibit Index Appears on Page 4

ITEM 5. OTHER EVENTS

On July 23, 2002, Chesapeake Corporation "Chesapeake" issued a press release announcing second quarter 2002 results. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. On July 23, 2002, Chesapeake held a conference call with investors to discuss the second quarter 2002 results. The manuscript of this conference call, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99.1

Press release, issued on July 23, 2002, announcing second quarter 2002 results

99.2
Manuscript for conference call held on July 23, 2002, discussing second quarter 2002 results

Page 2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: July 23, 2002	BY:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Controller
(Principal Accounting Officer)

Page 3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Press release, issued on July 23, 2002, announcing second quarter 2002 results

99.2

Manuscript for conference call held on July 23, 2002, discussing second quarter 2002 results

Page 4